SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
           ____________________________________________________
                               FORM 8-K
                            CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1933
                          January 25, 2005
            Date of Report (Date of earliest event reported)
           ____________________________________________________

                         PAR 3 SERVICES, INC.
         (Exact name of registrant as specified in its charter)

                              0-29555
                      (Commission File Number)

                              Nevada
      (State or other jurisdiction of incorporation or organization)

                            86-0972631
                (IRS Employer Identification Number)

                 520 South Fourth Avenue, Suite 420
    Louisville, KY 40202-2577 			     40202-2577
  (Address of principal executive offices)           (ZIP Code)

                         Bryce Knight, CEO
                        Par 3 Services, Inc.
                 520 South Fourth Avenue, Suite 420
                     Louisville, KY 40202-2577
               (Name and address of agent for service)

                         (502) 376-8420
      (Telephone number, including area code of agent for service)

                       Par 3 Services, Inc.
                  2920 N. Swan Road, Suite 206
                      Tucson, Arizona 85712
    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ [ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c)
_____________________________________________________________
Item 5.02. Departure of Directors or Principal Officers;

Election of Directors; Appointment of Principal Officers. On January 25, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Dan Hodges, the Chief Executive Officer and Director, submitted his resignation as Chief Executive Officer and Director for personal reasons. There was no dispute or
disagreement with the Company or its Board of Directors.   The
Board of Directors accepted his resignation and, pursuant to authority, appointed Bryce Knight to serve as Chief Executive Officer and Director. Mr. Knight was elected as Chief Executive Officer and Director and Mr. Knight has accepted both appointments. His biographical information is:

Mr. Bryce Knight is a graduate student at Bellarmine
University completing his Masters of Business
Administration. Presently, he serves as a managing member of Practical Business Concepts, LLC, a Louisville, KY ?
based corporate strategy and financial consulting firm. He is also president and a major shareholder of GloTech
Industries, Inc., a Delaware corporation that acquired certain technologies from Intra-Asia Entertainment
Corporation when it divested itself of its electro-luminescent technologies business. Previously, Mr. Knight worked with General Electric Corporation as a finance analyst for its consumer products division and with Robert
Bosch Tool Corporation in the marketing department.

	On January 25, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Michael Morton to fill a vacancy on the Board. Mr. Morton was elected as a director and Mr. Morton has accepted this appointment. His biographical information is:

Michael W. Morton, Jr., is president of M&M Professional
Appraisal Network, a specialty real estate valuation and consulting firm. Mr. Morton has been involved with more than $5 Billion in real estate transactions since 1992 and is a senior consulting appraiser and certified with the Appraisal Foundation?s Appraisal Qualifications Board to instruct all levels of state licensed real and non real property appraisers the Uniform Standards of Professional
Appraisal Practice (USPAP). Mr. Morton has been employed by two Fortune 500 Banks as senior staff in the Risk
Management Division, and is a graduate of the University of Kansas with a degree in Organizational Communications.

On January 25, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Stephanie McCarthy to fill a vacancy on the Board. Ms. McCarthy was elected as a director and Ms. McCarthy has accepted this appointment. Her biographical information is:

	Miss Stephanie McCarthy is a graduate student at Bellarmine University completing her Masters of Business
Administration. With her undergraduate degree in Accounting she will sit for her CPA upon completion of the Masters Program. She has secured a position at Ernst &
Young, LLP in the Financial Services Industry Tax Practice assisting private equity/venture capital partnerships and their investors. Previously, Miss McCarthy worked at Yum!
Brands as an intern in their tax department and as a legal assistant for a local attorney


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired

None.

(b)   Pro Forma Financial Statements

None

(c)   Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Louisville, Kentucky, on the 25th day of January 2005.

Par 3 Services, Inc.

By:  /s/ Bryce Knight
    ------------------
    Bryce Knight, Chief Executive Officer